Exhibit 99.2

THE ROUSE COMPANY

Supplemental Materials / Fourth Quarter 2003

The Rouse Company

Supplemental Materials

Fourth Quarter 2003

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the three months ended December 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$104,551	$20,252	$124,803	$110,727	$17,175	$127,902
Percentage rents	3,137	1,627	4,764	3,760	1,565	5,325
Specialty retail rents	13,727	1,648	15,375	14,204	1,199	15,403
Other rents (note 1)	56,777	9,757	66,534	60,292	9,391	69,683
Other revenues (note 2)	8,376	518	8,894	8,989	285	9,274
	186,568	33,802	220,370	197,972	29,615	227,587
Share of FFO of minority interest ventures (note 3)	769	—	769	2,903	—	2,903
Total revenues	187,337	33,802	221,139	200,875	29,615	230,490

Operating expenses	72,504	11,687	84,191	75,010	10,329	85,339
Net Operating Income	$114,833	$22,115	$136,948	$125,865	$19,286	$145,151

Notes:

(1)        Other rents are comprised primarily of charges to tenants for operating expenses.

(2)        Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)                        Minority interest ventures include: Randhurst, Staten Island Mall, Ridgedale Center, Southland Center and certain other assets acquired in the Rodamco transaction (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland Center in November 2002 and in Staten Island Mall in August 2003.  The Company disposed of its interests in Sawmill Place, River Ridge Mall and Kravco in November 2002, July 2003 and December 2003, respectively.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail Centers

	For the twelve months ended December 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$407,858	$77,469	$485,327	$382,639	$57,561	$440,200
Percentage rents	9,685	2,934	12,619	11,606	2,471	14,077
Specialty retail rents	31,188	3,478	34,666	30,624	2,707	33,331
Other rents (note 1)	225,083	39,800	264,883	205,530	30,222	235,752
Other revenues (note 2)	34,584	2,698	37,282	37,031	2,426	39,457
	708,398	126,379	834,777	667,430	95,387	762,817
Share of FFO of minority interest ventures (note 3)	8,464	—	8,464	12,696	—	12,696
Total revenues	716,862	126,379	843,241	680,126	95,387	775,513

Operating expenses	288,234	46,102	334,336	271,865	33,821	305,686
Net Operating Income	$428,628	$80,277	$508,905	$408,261	$61,566	$469,827

Notes:

(1)                        Other rents are comprised primarily of charges to tenants for operating expenses.

(2)                        Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)                        Minority interest ventures include: Randhurst, Staten Island Mall, Ridgedale Center, Southland Center and certain other assets acquired in the Rodamco transaction (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland Center in November 2002 and in Staten Island Mall in August 2003.  The Company disposed of its interests in Sawmill Place, River Ridge Mall and Kravco in November 2002, July 2003 and December 2003, respectively.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended December 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$72,101	$52,702	$124,803	$71,371	$56,531	$127,902
Percentage rents	1,844	2,920	4,764	1,966	3,359	5,325
Specialty retail rents	9,737	5,638	15,375	9,215	6,188	15,403
Other rents	38,547	27,987	66,534	37,397	32,286	69,683
Other revenues	5,604	3,290	8,894	5,893	3,381	9,274
	127,833	92,537	220,370	125,842	101,745	227,587
Share of FFO of minority interest ventures	—	769	769	—	2,903	2,903
Total revenues	127,833	93,306	221,139	125,842	104,648	230,490

Operating expenses	46,066	38,125	84,191	45,759	39,580	85,339
Net Operating Income	$81,767	$55,181	$136,948	$80,083	$65,068	$145,151

Note -      Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, The Jacksonville Landing, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers and other retail properties in Columbia, Maryland and additional interests acquired in Collin Creek,  Perimeter Mall, Ridgedale Center, Southland Center, Staten Island Mall and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail Centers

	For the twelve months ended December 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$280,366	$204,961	$485,327	$273,423	$166,777	$440,200
Percentage rents	6,520	6,099	12,619	7,467	6,610	14,077
Specialty retail rents	22,204	12,462	34,666	21,325	12,006	33,331
Other rents	150,857	114,026	264,883	142,448	93,304	235,752
Other revenues	20,715	16,567	37,282	23,578	15,879	39,457
	480,662	354,115	834,777	468,241	294,576	762,817
Share of FFO of minority interest ventures	—	8,464	8,464	226	12,470	12,696
Total revenues	480,662	362,579	843,241	468,467	307,046	775,513

Operating expenses	184,119	150,217	334,336	183,331	122,355	305,686
Net Operating Income	$296,543	$212,362	$508,905	$285,136	$184,691	$469,827

Note -      Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, The Jacksonville Landing, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers and other retail properties in Columbia, Maryland and additional interests acquired in Collin Creek,  Perimeter Mall, Ridgedale Center, Southland Center, Staten Island Mall and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the three months ended December 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$37,771	$1,052	$38,823	$39,006	$937	$39,943
Other rents (note 1)	4,422	455	4,877	5,229	288	5,517
Other revenues (note 2)	6,075	643	6,718	7,645	759	8,404
	48,268	2,150	50,418	51,880	1,984	53,864
Share of FFO of minority interest ventures (note 3)	621	—	621	—	—	—
Total revenues	48,889	2,150	51,039	51,880	1,984	53,864

Operating expenses	17,953	1,248	19,201	19,385	1,088	20,473
Net Operating Income	$30,936	$902	$31,838	$32,495	$896	$33,391

Notes:

(1)          Other rents are comprised primarily of charges to tenants for operating expenses.

(2)          Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)          Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002.  An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the twelve months ended December 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$151,177	$4,270	$155,447	$153,940	$2,467	$156,407
Other rents (note 1)	18,028	1,589	19,617	21,326	1,063	22,389
Other revenues (note 2)	22,466	2,327	24,793	24,987	1,408	26,395
	191,671	8,186	199,857	200,253	4,938	205,191
Share of FFO of minority interest ventures (note 3)	1,137	—	1,137	—	—	—
Total revenues	192,808	8,186	200,994	200,253	4,938	205,191

Operating expenses	74,053	4,757	78,810	77,428	2,767	80,195
Net Operating Income	$118,755	$3,429	$122,184	$122,825	$2,171	$124,996

Notes:

(1)          Other rents are comprised primarily of charges to tenants for operating expenses.

(2)          Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)          Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002.  An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the three months ended December 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$29,295	$9,528	$38,823	$29,057	$10,886	$39,943
Other rents	3,432	1,445	4,877	4,048	1,469	5,517
Other revenues	6,013	705	6,718	6,873	1,531	8,404
	38,740	11,678	50,418	39,978	13,886	53,864
Share of FFO of minority interest ventures	—	621	621	—	—	—
Total revenues	38,740	12,299	51,039	39,978	13,886	53,864

Operating Expenses	14,651	4,550	19,201	15,340	5,133	20,473
Net Operating Income	$24,089	$7,749	$31,838	$24,638	$8,753	$33,391

Note -      Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York, Hughes Center (a master-planned business park in Las Vegas, Nevada), an office building in Columbia, Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the twelve months ended December 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$115,807	$39,640	$155,447	$115,399	$41,008	$156,407
Other rents	13,559	6,058	19,617	16,396	5,993	22,389
Other revenues	22,112	2,681	24,793	23,718	2,677	26,395
	151,478	48,379	199,857	155,513	49,678	205,191
Share of FFO of minority interest ventures	—	1,137	1,137	—	—	—
Total revenues	151,478	49,516	200,994	155,513	49,678	205,191

Operating Expenses	59,508	19,302	78,810	61,062	19,133	80,195
Net Operating Income	$91,970	$30,214	$122,184	$94,451	$30,545	$124,996

Note -      Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York, Hughes Center (a master-planned business park in Las Vegas, Nevada), an office building in Columbia, Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Net Operating Income from Community Development

(in thousands)

	Columbia Operations	Summerlin Operations	Total Community Development

For the three months ended December 31, 2003
Revenues	$13,757	$55,922	$69,679
Operating costs and expenses	3,181	35,176	38,357

Net Operating Income	$10,576	$20,746	$31,322

For the three months ended December 31, 2002
Revenues	$16,120	$49,562	$65,682
Operating costs and expenses	5,595	36,591	42,186

Net Operating Income	$10,525	$12,971	$23,496

For the twelve months ended December 31, 2003
Revenues	$69,989	$221,450	$291,439
Operating costs and expenses	22,797	144,752	167,549

Net Operating Income	$47,192	$76,698	$123,890

For the twelve months ended December 31, 2002
Revenues	$65,149	$175,843	$240,992
Operating costs and expenses	24,399	130,428	154,827

Net Operating Income	$40,750	$45,415	$86,165

Note- Revenues of Columbia Operations includes the Company’s equity in the earnings of the joint venture that is developing the community of Fairwood.  The Company’s equity in the earnings of that joint venture was $5.8 million and $7.9 million in the three and twelve months ended December 31, 2003, respectively, and $2.1 million and $3.6 million in the three and twelve months ended December 31, 2002, respectively.

The Rouse Company

Occupancy Percentages

December 31, 2003

	Occupancy at December 31, 2003	Average Occupancy YTD	Occupancy at December 31, 2002	Average Occupancy YTD

Retail
The percentages noted below are exclusive of community centers, and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.

Comparable properties	95.0%	93.0%	95.3%	93.2%

Comparable and non-comparable properties combined	94.8%	93.0%	94.8%	91.3%

Office	88.1%	87.9%	88.9%	89.6%

The Rouse Company

Sales Data

Rolling Twelve Months Ended December 31, 2003

Volume

As of January 1, 2003, The Rouse Company managed 13,102,380 square feet of retail space that continued to be in operation at December 31, 2003.  The volume of sales produced in that comparable (same-store) space increased 1.2% in 2003 over 2002.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

Sales PSF

Comparable tenants in comparable properties, excluding tenant space over 10,000 square feet.	$406

Comparable tenants in all properties, excluding tenant space over 10,000 square feet. (1)	$426

Comparable tenants in comparable properties.	$379

Comparable tenants in all properties.	$402

Comparable space sales in comparable properties, excluding space over 10,000 square feet.	$392

Comparable space sales in all properties, excluding space over 10,000 square feet.	$412

Comparable space sales in comparable properties.	$369

Comparable space sales in all properties.	$394

Definitions:

Comparable tenant sales:	Same tenant, same space with no new additions.

Comparable space sales:	Same space in both years, no acquisitions or new development.

Noncomparable properties:	Properties which, in 2003 or 2002, were acquired, expanded, opened or prepared for disposition. For a listing of noncomparable projects, please see the retail statements of net operating income.

(1)  Total rent to sales ratio (occupancy cost) is 14.8%.

The Rouse Company

Schedule of Expiring Footage, Excluding Department Stores and Storage (Note 1)

As of December 31, 2003

	2004	2005	2006	2007	2008

Retail centers	1,807,266	1,628,360	1,493,922	1,458,308	1,537,089

Office and other properties	1,313,001	868,387	1,210,932	897,390	1,054,701

Note:

(1)  Footage amounts represent gross leasable area expiring during the year.  Re-leasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

December 31, 2003

Tenant		Percentage of GLA

1	The Limited, Inc.	7.6%
2	The Gap, Inc.	4.9%
3	Foot Locker, Inc.	2.6%
4	Abercrombie & Fitch, Inc.	2.0%
5	Retail Brand Alliance, Inc.	1.4%
6	Ann Taylor, Inc.	1.3%
7	Spiegel, Inc.	1.3%
8	Lerner New York, Inc.	1.3%
9	Williams-Sonoma, Inc.	1.3%
10	Trans World Entertainment Corporation	1.2%

The Rouse Company and Unconsolidated Proportionate Share Ventures

Additions to Operating Properties and Properties in Development

For the three months ended December 31, 2003

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$8,477	$11	$8,488

Renovations and Expansions	25,175	256	25,431

Tenant Allowances, Improvements and Leasing Commissions	10,435	1,180	11,615

Building and Other	8,552	715	9,267

Total	$52,639	$2,162	$54,801

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$949	$—	$949

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	2,999	8	3,007

Building and Other	324	—	324

Total	$4,272	$8	$4,280

The Rouse Company and Unconsolidated Proportionate Share Ventures

Additions to Operating Properties and Properties in Development

For the twelve months ended December 31, 2003

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$42,526	$28,438	$70,964

Renovations and Expansions	94,857	4,083	98,940

Tenant Allowances, Improvements and Leasing Commissions	19,785	2,343	22,128

Building and Other	31,093	1,674	32,767

Total	$188,261	$36,538	$224,799

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$9,399	$—	$9,399

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	14,022	34	14,056

Building and Other	5,596	—	5,596

Total	$29,017	$34	$29,051

The Rouse Company and Unconsolidated Proportionate Share Ventures

Combined Balance Sheets (in thousands)

	December 31, 2003			December 31, 2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

Assets:
Operating properties:
Property	$5,351,748	$1,142,842	$6,494,590	$5,710,945	$888,752	$6,599,697
Less accumulated depreciation	897,277	67,004	964,281	896,963	39,703	936,666
	4,454,471	1,075,838	5,530,309	4,813,982	849,049	5,663,031
Deferred costs	238,122	30,336	268,458	201,959	14,908	216,867
Less accumulated amortization	94,424	5,439	99,863	84,713	1,809	86,522
	143,698	24,897	168,595	117,246	13,099	130,345
Operating properties, net	4,598,169	1,100,735	5,698,904	4,931,228	862,148	5,793,376
Properties in development	167,073	26,952	194,025	176,214	14,502	190,716
Properties held for sale	138,823	—	138,823	—	—	—
Land held for development and sale	414,666	239,590	654,256	321,744	251	321,995
Investments in and advances to other unconsolidated real estate ventures	647,867	(591,072)	56,795	442,405	(345,978)	96,427
Prepaid expenses, receivables under finance leases and other assets	479,409	33,429	512,838	391,897	23,901	415,798
Accounts and notes receivable	53,694	35,555	89,249	56,927	6,118	63,045
Cash, cash equivalents and marketable securities	139,543	28,068	167,611	73,736	16,452	90,188

Total	$6,639,244	$873,257	$7,512,501	$6,394,151	$577,394	$6,971,545

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,333,557	$808,581	$5,142,138	$4,441,477	$566,414	$5,007,891
Debt related to properties held for sale	110,935	—	110,935	—	—	—
Accounts payable, accrued expenses and other liabilities	790,572	64,676	855,248	704,250	10,980	715,230
Company-obligated preferred securities	79,216	—	79,216	136,340	—	136,340
Shareholders’ equity	1,324,964	—	1,324,964	1,112,084	—	1,112,084

Total	$6,639,244	$873,257	$7,512,501	$6,394,151	$577,394	$6,971,545

The Rouse Company and Unconsolidated Proportionate Share Ventures

Comparative Balance Sheets (in thousands)

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002

Assets:
Operating properties:
Property	$6,494,590	$6,401,829	$6,158,507	$6,243,803	$6,599,697
Less accumulated depreciation	964,281	960,320	920,160	906,799	$936,666
	5,530,309	5,441,509	5,238,347	5,337,004	5,663,031
Deferred costs	268,458	263,927	249,638	205,223	216,867
Less accumulated amortization	99,863	98,557	92,466	87,750	86,522
	168,595	165,370	157,172	117,473	130,345
Operating properties, net	5,698,904	5,606,879	5,395,519	5,454,477	5,793,376
Properties in development	194,025	268,207	246,329	209,968	190,716
Properties held for sale	138,823	—	—	342,483	—
Land held for development and sale	654,256	404,851	383,877	322,105	321,995
Investments in and advances to other unconsolidated real estate ventures	56,795	123,463	101,680	97,543	96,427
Prepaid expenses, receivables under finance leases and other assets	512,838	497,780	387,660	401,405	415,798
Accounts and notes receivable	89,249	63,599	55,233	66,449	63,045
Cash, cash equivalents and marketable securities	167,611	97,539	97,800	102,386	90,188

Total	$7,512,501	$7,062,318	$6,668,098	$6,996,816	$6,971,545

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$5,142,138	$4,913,678	$4,570,557	$4,780,518	$5,007,891
Debt related to properties held for sale	110,935	—	—	296,299	—
Accounts payable, accrued expenses and other liabilities	855,248	784,884	740,551	668,670	715,230
Company-obligated preferred securities	79,216	104,284	126,590	136,340	136,340
Shareholders’ equity	1,324,964	1,259,472	1,230,400	1,114,989	1,112,084

Total	$7,512,501	$7,062,318	$6,668,098	$6,996,816	$6,971,545

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Summary

(in thousands)

December 31, 2003

	The Rouse Company			Unconsolidated Proportionate Share Ventures			Total
	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)

Secured Debt

Variable rate	$274,673	2.9%	2.5	$135,538	4.0%	2.0	$410,211	3.3%	2.3
Variable rate debt swapped to fixed	561,442	3.5%	1.7	120,500	4.0%	2.4	681,942	3.6%	1.8
Fixed rate	2,222,139	7.3%	5.5	552,543	5.7%	7.2	2,774,682	7.0%	5.8

	3,058,254	6.2%	4.5	808,581	5.2%	5.6	3,866,835	6.0%	4.8

Unsecured Debt

Variable rate	271,292	1.9%	2.5	—	—	—	271,292	1.9%	2.5
Variable rate debt swapped to fixed	408	3.1%	2.6	—	—	—	408	3.1%	2.6
Fixed rate	1,114,538	6.8%	7.6	—	—	—	1,114,538	6.8%	7.6

	1,386,238	5.8%	6.6	—	—	—	1,386,238	5.8%	6.6

Total debt	$4,444,492	6.1%	5.2	$808,581	5.2%	5.6	$5,253,073	5.9%	5.2

The Rouse Company

Coverage Ratios (Note)

December 31, 2003

	12/31/2003	12/31/2002
Interest Coverage

1) Net earnings	$260,589	$139,851
2) Funds from operations (FFO)	369,823	242,871
3) Interest expense	276,441	273,316
4) Quips expense	11,096	12,858

Calculations:

Net earnings (1+3+4)/3	2.0	1.6
FFO (2+3+4)/3	2.4	1.9

Interest and Preferred Coverage

1) Net earnings	$260,589	$139,851
2) Funds from operations (FFO)	369,823	242,871
3) Interest expense	276,441	273,316
4) Quips expense	11,096	12,858
5) Preferred distributions	13,718	13,595

Calculations:

Net earnings (1+3+4)/(3+4+5)	1.8	1.4
FFO (2+3+4)/(3+4+5)	2.2	1.8

Note - The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations.  These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage. See the Financial Highlights attached to the Company’s press release dated February 26, 2004 for a reconciliation of FFO to net earnings.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Unencumbered Net Operating Income   (1)

(in thousands)

For the three months ended December 31, 2003:
NOI generated by unencumbered retail assets (2)	$17,882
NOI generated by unencumbered office and other assets (3)	1,655
Community development NOI, pre-tax	31,322

Total	$50,859

For the twelve months ended December 31, 2003:
NOI generated by unencumbered retail assets (2)	$64,369
NOI generated by unencumbered office and other assets (3)	6,210
Community development NOI, pre-tax	123,890

Total	$194,469

Notes:

(1)                   Unencumbered NOI is pursuant to the terms of our unsecured corporate credit facility. Projects included in this schedule are those in which the Company has a continuing interest.

(2)                   Retail assets that are unencumbered consist of four regional malls.

(3)                   Office and other assets that are unencumbered consist of 14 office buildings located in Baltimore, Maryland and two office buildings in Columbia, Maryland.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Balloon Payments Due

(in thousands)

December 31, 2003

	2004	2005	2006	2007	2008

The Rouse Company	$442,905	$416,046	$566,914	$448,053	$456,908

Unconsolidated Proportionate Share Ventures	4,611	167,432	77,600	47,940	49,051

Total	$447,516	$583,478	$644,514	$495,993	$505,959

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Maturities

December 31, 2003

($ in millions)

	2004	2005	2006	2007	2008	Thereafter	Total

Consolidated debt:

Fixed rate debt	$286	176	342	233	492	1,807	$3,336
Average interest rate	7.1%	7.0%	6.9%	6.8%	6.8%	6.8%	6.8%

Variable rate debt	$231	324	285	260	2	6	$1,108
Average interest rate	2.8%	2.4%	2.6%	3.3%	3.6%	3.6%	2.8%

Unconsolidated Proportionate Share Venture debt:

Fixed rate debt	$8	9	10	56	54	416	$553
Average interest rate	5.7%	5.7%	5.7%	5.6%	5.5%	5.5%	5.5%

Variable rate debt	$5	167	78	2	4	—	$256
Average interest rate	3.0%	3.5%	6.2%	6.2%	6.2%	—	4.4%